Offerings - Offering: 1	Sep. 19, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share (Common Stock) underlying the Warrants at an exercise price of $2.75
Amount Registered | shares	236,543
Proposed Maximum Offering Price per Unit	6.6150
Maximum Aggregate Offering Price	$ 1,564,731.94
Fee Rate	0.01531%
Amount of Registration Fee	$ 239.56
Offering Note	Rounded up to the nearest cent.